UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 8, 2010

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

730 STOCKTON DRIVE, EXTON, PENNSYLVANIA	19341
(Address of Principal Executive Offices)	(Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

Pursuant to the terms of an existing Distribution and Manufacturing Services Agreement with Stichting Sanquin Bloedvoorziening (Sanquin Blood Supply Foundation) (“Sanquin”) (the “Existing Agreement”), ViroPharma Incorporated (the “Company”) held (i) the exclusive right to distribute, market, offer for sale, sell, import and promote C1-INH derived from human plasma (including Cinryze) manufactured by Sanquin for the treatment of hereditary angioedema (“HAE”) in all countries in North America and South America (other than the Dutch Overseas Territories, Argentina and Brazil) and Israel, and (ii) a right of first refusal to distribute, market, offer for sale, sell, import and promote C1-INH derived from human plasma manufactured by Sanquin for the treatment of HAE in certain other geographic regions and under certain conditions.

On January 8, 2010 the Company acquired expanded rights to commercialize the Product in certain countries in Europe and ROW as well as rights to develop the Product for additional indications pursuant to a Manufacturing and Distribution Agreement (Europe and ROW) (the “ROW Agreement”) with Sanquin. In addition, the Company announced that the Existing Agreement was amended and restated as described below.

Manufacturing and Distribution Agreement (Europe and ROW) with Stichting Sanquin Bloedvoorziening (Sanquin Blood Supply Foundation)

On January 8, 2010, ViroPharma SPRL (“VP SPRL”), a wholly-owned subsidiary of ViroPharma Incorporated, entered into the ROW Agreement with Sanquin granting VP SPRL the exclusive rights to research, develop, import, use, sell and offer for sale the Product worldwide, other than the Excluded Territory (as defined below) the Product for all potential indications. There is no upfront payment due under the ROW Agreement.

The Excluded Territory includes (i) certain countries with existing distributors of Cinryze, Cetor and Cetor NF namely France, Ireland, the United Kingdom, Egypt, Iran, Israel, Indonesia, Turkey and the countries of North, Central and South America (the “Third Party Distributors”) and (ii) countries in which Sanquin has historically operated namely, Belgium, Finland, Luxemburg and The Netherlands (including the Dutch Overseas Territories) (the “Precedent Countries”, and collectively, the “Excluded Territory”). In the event that any agreement with a Third Party Distributor in the Excluded Territory is terminated, VP SPRL has a right of first refusal to obtain the foregoing exclusive licenses to the Product with respect to such terminated country.

In addition, pursuant to the terms of the ROW Agreement, Sanquin may conduct certain early stage research programs (the “Early Stage Research Programs”), and VP SPRL will provide to Sanquin €1,000,000 per year for a period of five years to support such Early Stage Research Programs. VP SPRL has a right of first refusal to further develop and commercialize the subject matter of each such Early Stage Research Program worldwide (except for the Excluded Territory) subject to Sanquin’s and its research partners’ right to use any such intellectual property for their internal, non-commercial research purposes. Except for the Early Stage Research Programs, VP SPRL will be solely responsible for conducting all clinical trials and other development activities necessary to support its efforts to obtain regulatory approval of the Product. Sanquin has the right to approve any such clinical trials and development activities through a Joint Steering Committee (as described below).

Sanquin may include in its regulatory dossiers improvements to the Product for the hereditary angioedema (“HAE”) indication, solely for the marketing and sale of Cetor or Cetor NF in the Excluded Territory. If there are (i) new indications relating to any Product or (ii) improvements relating to the HAE-indication that cannot be included in Sanquin’s regulatory dossiers, Sanquin will receive a royalty-free license to sell the Product for these new indications or improvements in the Precedent Countries.

Within thirty days of January 8, 2010, the parties will establish a Joint Steering Committee. The Joint Steering Committee shall serve as a forum to establish and discuss progress under, among others, (i) a Global Commercialization Plan; (ii) clinical development programs of ViroPharma and the Sanquin Early Stage Research Programs; (iii) manufacturing Capacity Schedules; (iv) pharmacovigilence matters; (v) quality matters; (vi) manufacturing improvement programs; and (vii) regulatory matters.

Subject to certain terms of the ROW Agreement, if VP SPRL does not use commercially reasonable efforts to file applications for regulatory approval of the Product or to launch the Product in accordance with a Global Commercialization Plan approved by the Joint Steering Committee, Sanquin may (upon prior written notice to VP SPRL) terminate VP SPRL’s rights in the applicable country.

Sanquin will manufacture Product either based on a supply of plasma provided by Sanquin or on a toll-manufacturing basis using plasma supplied by VP SPRL for a manufacturing fee. The manufacturing fee will be comprised of a base fee and a royalty which shall vary based upon the source of the plasma utilized. The foregoing pricing of the Product applies only to the current Product, and the parties will negotiate in good faith a new purchase price and manufacturing fee for any new Product. Beginning in 2015, VP SPRL shall purchase at least a minimum quantity of Product from Sanquin annually, which quantities shall be determined by the Joint Steering Committee in 2013.

Sanquin will enter into manufacturing agreements with one or more third party manufacturers, which may include affiliates of Sanquin, (reasonably acceptable to VP SPRL) pursuant to which such third party manufacturers shall provide back-up manufacturing facilities for the Product. In the event that certain events occur which result in Sanquin permanently ceasing to manufacture the ViroPharma Product, Sanquin will grant VP SPRL a perpetual license under its intellectual property related to the Product and assign to VP SPRL each of the agreements with such third party manufacturers. In consideration thereof, VP SPRL will pay a one-time fee to Sanquin as well as a royalty on future sales of Products.

Further, in the event that (i) the EMEA does not grant marketing authorization of Cinryze in Europe and VP SPRL decides not to pursue such marketing authorization or (ii) the EMEA does not grant such marketing authorization on appeal, Sanquin will grant to VP SPRL an exclusive license to import, market, distribute and sell Cetor NF in Europe (other than in the Excluded Territory) and an exclusive right to reference the marketing authorizations for Cetor and Cetor NF to support regulatory approvals of Cetor NF in such countries. VP SPRL also received an exclusive right to reference the regulatory documentation generated by Sanquin in the preparation of any application for regulatory approval of a C1 esterase inhibitor, which VP SPRL may use in support of its filings for regulatory approval for the Product.

Sanquin will indemnify VP SPRL and its affiliates for all losses arising from (i) Sanquin’s infringement of any third party’s intellectual property as a result of the manufacture of the Product, (ii) Sanquin’s breach of the ROW Agreement and (iii) Sanquin’s negligence or willful misconduct, except, in each case, to the extent VP SPRL has an obligation to indemnify Sanquin therefor. VP SPRL will indemnify Sanquin and its affiliates for all losses arising from (i) VP SPRL’s infringement of any third party’s intellectual property as a result of the sale of the Product worldwide, other than the Excluded Territory, (ii) a breach by VP SPRL of the terms of the ROW Agreement and (iii) VP SPRL’s negligence or willful misconduct, except, in each case, to the extent Sanquin has an obligation to indemnify VP SPRL therefor.

VP SPRL and ViroPharma Incorporated shall not enter into a merger, be acquired by or sell substantially all of its assets to a manufacturer and/or distributor of a plasma derived C1 esterase inhibitor or another plasma-derived product approved under applicable law for marketing for the same or comparable clinical indications as the Product. During the initial term of the ROW Agreement, VP SPRL, its affiliates and its sublicensees shall not, without the consent of Sanquin, distribute, market, offer for sale, sell, import or promote any competitive product worldwide.

In the event that VP SPRL has become bankrupt or insolvent and has committed an uncured breach of the ROW Agreement, Sanquin will immediately obtain VP SPRL’s rights to the regulatory approvals for the Product obtained by VP SPRL under the ROW Agreement and the applications for regulatory approval of the Product filed by VP SPRL under the ROW Agreement. ViroPharma Incorporated will guarantee VP SPRL’s performance under the ROW Agreement in the event of a bankruptcy.

The initial term of the ROW Agreement will end on December 31, 2019, but shall automatically renew for up to eighteen years (comprised of six three-year periods), unless the ROW Agreement is earlier terminated by either party. Sanquin may terminate the ROW Agreement by providing written notice to VP SPRL at least three years prior to the end of the initial term or any subsequent renewal period. VP SPRL may terminate the ROW Agreement by providing written notice to Sanquin at least two years prior to the end of the initial term or any subsequent renewal period.

Each party may terminate the ROW Agreement upon written notice to the other in the event of: (i) an uncured material breach of the other party or (ii) in the event that other party (1) applies for or consents to an appointment of a receiver for itself or all or substantially all of its assets, (2) makes an assignment for the benefit of creditors, (3) commences a voluntary case or bankruptcy or consents to any bankruptcy or restructuring relief or the appointment of or taking possession of its property in any such proceeding or (4) takes any corporate action to effect any of the foregoing.

Distribution and Manufacturing Services Agreement For the Americas and Israel with Stichting Sanquin Bloedvoorziening (Sanquin Blood Supply Foundation)

On January 8, 2010, ViroPharma Biologics, Inc., (“VP Biologics”) a wholly-owned subsidiary of ViroPharma Incorporated, entered into a Distribution and Manufacturing Services Agreement For the Americas and Israel with Sanquin (the “US Agreement”) granting VP Biologics the exclusive rights to distribute, market, offer for sale, sell, import, export and promote the Product (as described in the specifications in the approved biologics license application) (the “Current Product”) in all of the countries of North, Central and South America (excluding the Dutch Overseas Territories, Argentina and Brazil) and Israel (including the Palestinian Authority) (the “Territory”). The US Agreement amends and restates the original Distribution and Manufacturing Agreement entered into between the parties, dated January 16, 2004, as amended (the “Original Agreement”).

Under the US Agreement, Sanquin granted VP Biologics the exclusive right and license to distribute, market, offer for sale, sell, import, export and promote the Current Product in the Territory. Further, Sanquin granted VP Biologics the right to apply for, obtain and hold marketing authorizations for the Current Product in the Territory.

Sanquin shall manufacture the Current Product for VP Biologics on a toll manufacturing basis, using plasma supplied by VP Biologics, for a manufacturing fee. During the term, VP Biologics shall purchase from Sanquin an annual minimum quantity of Current Product established by the parties for such calendar year.

Sanquin is implementing structural and equipment changes to its Amsterdam and Brussels manufacturing facilities. VP Biologics previously funded one hundred percent of such changes to the Brussels manufacturing facility and twenty five percent of such changes to the Amsterdam manufacturing facility, each through a loan facility. Pursuant to the US Agreement, Sanquin will implement additional structural and equipment changes to the Brussels manufacturing facility, financed through an additional €5,000,000 loan facility to be provided by VP Biologics or its affiliates. Sanquin will repay all such loan amounts by January 1, 2015 by providing ViroPharma with a discount to the per unit purchase price of product.

Sanquin will use commercially reasonable efforts to obtain regulatory approval to manufacture the Current Product in the Amsterdam manufacturing facility prior to a date agreed to by the parties. Sanquin will use commercially reasonable efforts to enter into manufacturing agreements with one or more third party manufacturers (reasonably acceptable to VP Biologics) pursuant to which such third party manufacturers shall provide back-up manufacturing facilities for the Current Product. In the event that certain events occur which result in Sanquin permanently ceasing to manufacture the ViroPharma Product, Sanquin will grant VP SPRL a perpetual license under its intellectual property related to the Product and assign to VP SPRL each of the agreements with such third party manufacturers. In consideration thereof, VP SPRL will pay a one-time fee to Sanquin as well as a royalty on future sales of Products.

Within thirty days of January 8, 2010, the parties will establish a Joint Steering Committee. Subject to certain terms of the US Agreement, if VP Biologics does not use commercially reasonable efforts to file applications for marketing authorization of the Current Product or launch the Current Product in accordance with a Commercialization Plan for the Americas approved by the Joint

Steering Committee, Sanquin may (upon prior written notice to VP Biologics) terminate VP Biologics’ rights in the applicable country. VP Biologics will be solely responsible for conducting all clinical trials to support its efforts to obtain marketing authorization of the Current Product in the Territory. Sanquin has the right to approve any such clinical trials and development activities through the Joint Steering Committee.

Sanquin will indemnify VP Biologics and its affiliates for all losses arising from (i) Sanquin’s infringement of any third party’s intellectual property as a result of the manufacture of the Current Product, (ii) Sanquin’s breach of the US Agreement and (iii) Sanquin’s negligence or willful misconduct, except, in each case, to the extent VP Biologics has an obligation to indemnify Sanquin therefor. VP Biologics will indemnify Sanquin and its affiliates for all losses arising from (i) any value added tax and custom duties in relation to the flow of goods between Sanquin (and/ or CAF-DCF, its affiliate) and VP Biologics (and its affiliates) under the Original Agreement or the US Agreement, (ii) VP Biologics’ infringement of any third party’s intellectual property as a result of the sale of the Current Product in the Territory, (iii) a breach by VP Biologics of the terms of the US Agreement and (iv) VP Biologics’ negligence or willful misconduct, except, in each case, to the extent Sanquin has an obligation to indemnify VP Biologics therefor.

Without Sanquin’s prior written consent, VP Biologics and ViroPharma Incorporated shall not enter into a merger, be acquired by or sell substantially all of its assets to a manufacturer and/or distributor of a plasma derived C1 esterase inhibitor or another plasma-derived product approved under applicable law for marketing for the same or comparable clinical indications as the Current Product. Until December 31, 2018, VP Biologics, its affiliates and its sublicensees shall not, without the consent of Sanquin, distribute, market, offer for sale, sell, import or promote any competitive product in the Territory.

In the event that VP Biologics has become bankrupt or insolvent and has committed an uncured breach of the US Agreement, Sanquin will immediately obtain VP Biologics’ rights to the marketing authorizations for the Current Product obtained by VP Biologics and the applications for marketing authorization of the Current Product filed by VP Biologics.

ViroPharma Incorporated will guarantee VP Biologics’ performance under the US Agreement.

The initial term of the US Agreement ends on December 31, 2015. The term will automatically renew for up to eighteen years (comprised of six three-year periods), unless the US Agreement is earlier terminated by either party. Sanquin may terminate this US Agreement by providing written notice to VP Biologics at least three years prior to the end of the initial term or any subsequent renewal period. VP Biologics may terminate the US Agreement by providing written notice to Sanquin at least two years prior to the end of the initial term or any subsequent renewal period.

Each party may terminate the US Agreement upon written notice in the event of: (i) an uncured material breach of the other party or (ii) the other party is declared insolvent or bankrupt, a voluntary petition of bankruptcy is filed by the other party, the other party makes or executes any assignment for the benefit of creditors or a receiver is appointed to control the business of the other party.

ViroPharma Incorporated intends to file a copy of ROW Agreement and US Agreement as exhibits to a future periodic report and intends to seek confidential treatment for certain portions of each of the ROW Agreement and US Agreement.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

(d)	Exhibit No.	Description
	99.1	Press release dated January 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: January 11, 2010	By:	/S/ J. PETER WOLF
J. Peter Wolf
Vice President, General Counsel and Secretary